UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2005

LIFEWAY FOODS, INC.

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(Exact name of registrant as specified in its charter)

ILLINOIS -----------------------------------------	0-17363 ----------------------------------	36-3442829 ----------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 West Oakton St. Morton Grove, IL 60053

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(Address of principal executive offices)(Zip code)

Registrant's telephone number, including area code: (847) 967-1010

N/A

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 3, 2005, Lifeway Foods, Inc., an Illinois corporation (the "Company") issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

Exhibit 99.1         Press release dated October 3, 2005 – “Lifeway Foods Reports Record Third Quarter and Nine Months Sales Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2005

LIFEWAY FOODS, INC.

By: /s/ Julie Smolyansky

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Julie Smolyansky

Chief Executive Officer, President,

and Director